UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1 per share	MBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Forward-Looking Statements

Any forward-looking statements made in this Form 8-K reflect MBIA Inc.’s (the “Company”) current views with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include, but are not limited to, those resulting from adverse developments in Puerto Rico or at PREPA, an inability or failure of creditors to negotiate and implement a consensual restructuring, litigation that has already been initiated or may be initiated in the future, governmental or legislative action or inaction by Puerto Rico or the United States, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of January 31, 2023. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 8.01	Other Events.

On January 31, 2023, the Company’s wholly-owned subsidiary National Public Finance Guarantee Corporation (“National”) entered into the PREPA Plan Support Agreement (“PSA”) with the Financial Oversight and Management Board for Puerto Rico (“FOMB”), on behalf of itself and as the sole Title III representative of the Puerto Rico Electric Power Authority (“PREPA”).

The PSA provides, among other things, for the consensual resolution of the treatment of claims held by National related to insured PREPA revenue bonds in PREPA’s Plan of Adjustment filed with the Title III Court on December 16, 2022 (as amended, the “Plan”) and the settlement of National’s participation in litigation related to such claims. The PSA provides that, upon the effective date of the Plan, National shall receive in exchange for its bond and reimbursement claims newly issued PREPA secured revenue bonds together with certain fees and expense reimbursement payments, including an interim payment subject to regulatory approval. The PSA also provides National with the potential to receive additional consideration. National expects the FOMB to file an Amended Plan of Adjustment to reflect the entry into the PSA and the settlement described therein. The PSA remains subject to a number of conditions, including (but not limited to) the Title III Court’s approval of any such Amended Plan of Adjustment, and confirmation and effectiveness of such Amended Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Jonathan C. Harris
Jonathan C. Harris
General Counsel

Date: February 2, 2023